 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300
South San Francisco, California 94080

(Address of principal executive offices)(Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 2, 2016, Threshold Pharmaceuticals, Inc. (the Company) received preliminary comments from the U.S. Food and Drug Administration (FDA) relating to the Company’s request for a meeting indicating that the Company’s analysis of the data from the randomized Phase III study, EMR200592-001 (N=693), conducted under a Special Protocol Agreement with the FDA, and the data from the supporting randomized Phase II study, TH-CR-404 (N=214),would not provide adequate efficacy data to support the submission of a New Drug Application (“NDA”) for evofosfamide for the treatment of patients with locally advanced unresectable or metastatic pancreatic adenocarcinoma previously untreated with chemotherapy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

Date: June 6, 2016	By:	/s/ Harold E. Selick, Ph.D.
	Name:	Harold E. Selick, Ph.D.
	Title:	Chief Executive Officer